Exhibit 10.50
FIRST AMENDMENT
TO
CONSTRUCTION LOAN AGREEMENT
WACHOVIA BANK, NATIONAL ASSOCIATION,
401 South Tryon Street, 2nd Floor
Mail Code NC1193
Charlotte, North Carolina 28288-1193
Attn: Real Estate Financial Services
(Hereinafter referred to as “Lender”)
CAMPUS CREST GROUP, LLC and EACH SPE BORROWER
SET FORTH UNDER SCHEDULE I ATTACHED HERETO
2100 Rexford Road
Suite 414
Charlotte, NC 28211
(Hereinafter referred to individually and collectively as “Borrower”)
     THIS FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT made this ___ day of June, 2009 (together with any amendments or modifications hereto in effect from time to time, the “First Amendment”) by, between and among Lender, Borrower and the other Loan Parties (as defined in the Original Loan Agreement (defined below) and including each and, every one of the Guarantors of the Construction Loan (defined below), as modified and amended).
RECITALS
A. Lender extended a $47,068,000.00 senior secured non-revolving construction line of credit (the “Construction Loan”) to Borrower under a Construction Loan Agreement dated November 18, 2008 (the “Original Loan Agreement”). The Borrower accepted the Construction Loan in accordance with the terms of the Original Loan Agreement.
B. Schedule II to the Original Loan Agreement set forth the names of each of the three (3) Projects covered by the Original Loan Agreement and the Project Tranche for each of the three (3) Projects.
C. Lender, Borrower and the other Loan Parties (including the Guarantors) desire to modify and amend the Original Loan Agreement by substituting the Schedule II (Amended) Budgets and Project Tranches attached hereto in lieu of the original Schedule II attached to the Original Loan Agreement so that the Project Tranche for each of the three (3) Projects shall be modified and amended to be as follows:

Project	Project Tranche
(1) Moscow, ID	$17,268,300.00
(2) San Marcos, TX	$15,131,700.00
(3) San Angelo, TX	$14,668,000.00

$47,068,000.00

D. Lender, Borrower and the other Loan Parties (including the Guarantors) also desire to modify and amend the Section of the Original Loan Agreement entitled “Partial Releases of Collateral” as hereinafter set forth.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other valuable considerations paid by each party hereto to the other; receipt of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1. Schedule II attached to the Original Loan Agreement is deleted in its entirety and Schedule II (Amended) Budgets and Project Tranches attached hereto is substituted in lieu thereof.
2. The Project Tranche for each Project shown on Schedule II (Amended) Budgets and Project Tranches is and shall be the correct and applicable Project Tranche for each such Project.
3. The section of the Original Loan Agreement entitled “PARTIAL RELEASES OF COLLATERAL” is deleted its entirety and the following is substituted in lieu thereof:
“PARTIAL RELEASES OF COLLATERAL. Upon payment in part or in full of a Project Tranche, (and termination of any Commitment to make Construction Loan advances under such Project Tranche and repayment of all Obligations under the L/C Facility related to such Project), upon the request of Borrower, Lender will release its liens and security interest in the Property that is the subject of such Project Tranche, at Borrower’s expense; provided, however, the unpaid balance of the applicable Project Tranche, if any, plus the amounts advanced under the Construction Loan for the remaining Projects, plus any unfunded commitments under the Construction Loan, must not exceed, in the aggregate, the lesser of (A) seventy percent (70%) of the as-stabilized appraised value of the remaining Projects, including the value of the underlying real estate, based upon a then current appraisal of the remaining Projects ordered and approved by Lender, or (B) eighty percent (80%) of the total development costs as shown on the then current or final Construction Budgets of the remaining Projects.”
4. Except as expressly modified and amended hereby, the Original Loan Agreement shall remain in full force and effect in accordance with its original terms.
     IN WITNESS WHEREOF, Lender, Borrower and the other Loan Parties have entered into, executed and delivered this First Amendment to Construction Loan Agreement the day and year first above written.

BORROWER: CAMPUS CREST GROUP, LLC, a North Carolina limited liability company (SEAL) By: Madeira Group, LLC, a North Carolina limited liability company Its: Manager
By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT MOSCOW, LLC, a Delaware limited liability company (SEAL)
By:	HSRE-Campus Crest I, LLC, a Delaware limited liability company
Its:	Sole member

By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

By:	Campus Crest Properties, LLC, a North Carolina limited liability company
Its:	Manager

By:	/s/ Michael S. Hartnett
Its Manager

CAMPUS CREST AT SAN ANGELO, LP, a Delaware limited partnership (SEAL)
By:	HSRE-Campus Crest GP I, LLC, a Delaware limited liability company
Its:	Sole general partner

By:	HSRE-Campus Crest I, LLC, a Delaware limited liability company
Its:	Sole member

By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

By:	Campus Crest Properties, LLC, a North Carolina limited liability company
Its:	Manager

By:	/s/ Michael S. Hartnett
Its Manager

CAMPUS CREST AT SAN MARCOS, LP, a Delaware limited partnership (SEAL)
By:	HSRE-Campus Crest GP I, LLC, a Delaware limited liability company
Its:	Sole general partner

By:	HSRE-Campus Crest I, LLC, a Delaware limited liability company
Its:	Sole Member

By:	Campus Crest Ventures III, LLC, a Delaware limited liability company, a member

By:	Campus Crest Properties, LLC, a North Carolina limited liability company
Its:	Manager

By:	/s/ Michael S. Hartnett
Its Manager

[Execution Signatures Continued On Next Page]

LENDER: WACHOVIA BANK, NATIONAL ASSOCIATION (SEAL)
By:	/s/ Robert D. Willingham
Name: Robert D. Willingham
	Title:	Senior Vice President

GUARANTORS: TXG, LLC, a South Carolina limited liability company (SEAL)
By:	/s/ Ted W. Rollins
	Name:	Ted W. Rollins
	Title:	Manager

MXT CAPITAL, LLC, a Delaware limited liability company
By:	Campus Crest Properties, LLC, a North Carolina limited liability company (SEAL)

Its:	Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

MADEIRA GROUP, LLC, a North Carolina limited liability company (SEAL)
By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

/s/ MICHAEL S. HARTNETT	(SEAL)
MICHAEL S. HARTNETT

/s/ TED W. ROLLINS	(SEAL)
TED W. ROLLINS

/s/ CARL H. RICKER, JR.	(SEAL)
CARL H. RICKER, JR.

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